EXHIBIT 10.7

                                  I-TRAX, INC.
                                One Logan Square
                         130 N. 18th Street, Suite 2615
                             Philadelphia, PA 19103


                                                December 31, 2001

A. David Fishman
The Aquadome
Eastern Road
P.O. Box N-732
Nassau N.P. Bahamas

               Re: Contribution and Exchange Agreement by and among I-trax Health Management Solutions, Inc. (f/k/a I-Trax.com, Inc.) and I-trax, Inc., on the one hand, and Stuart Ditchek, A. David Fishman, Granton Marketing Nederland BV, and iSummit Partners, LLC, on the other hand, dated as of September 22, 2000, as amended by First Amendment dated as of February 7, 2001

Dear David:

                  Reference is made to the above referenced Contribution and Exchange Agreement, as amended ("Exchange Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Exchange Agreement.

                  Intending to be legally bound, the Holding Company, I-trax and you hereby acknowledge and agree as follows:

                  1. Effective as of the date hereof, A. David Fishman hereby
(a) surrenders to the Holding Company for cancellation an aggregate of Six Hundred Sixty One Thousand Six Hundred Eighty Two (661,682) I-trax Shares, and
(b) agrees to assign Sixty Thousand (60,000) I-trax Shares to Mr. Haber. As a result, the Holding Company will issue to Mr. Fishman a total of One Million Four Hundred Seventeen Thousand Eight Hundred Ninety Nine (1,417,899) I-trax Shares.

                  2. Except as set forth in this letter agreement, the Exchange Agreement shall remain in full force and effect and references in this Exchange Agreement to "this Agreement", "the Agreement", "hereunder", "herein", "hereof" and words of like effect shall mean the Exchange Agreement as so amended by this letter agreement. This Letter Agreement may be executed in one or more counterparts and/or by facsimile, all of which taken together shall constitute one instrument.

                   [Signatures appear on the following page.]

                  If this letter agreement is acceptable to you, please signify in the space provided below.

                                           Sincerely,

I-TRAX HEALTH MANAGEMENT                   I-TRAX, INC.
SOLUTIONS, INC.
(F/K/A I-TRAX.COM, INC.)


/s/ Gary Reiss                             /s/ Gary Reiss
Name:    Gary Reiss                        Name:    Gary Reiss
Title:   Chief Operating Officer           Title:   Chief Operating Officer


Accepted, Acknowledged
 and Agreed to:



/s/ A. David Fishman
A. DAVID FISHMAN

                                  I-TRAX, INC.
                                One Logan Square
                         130 N. 18th Street, Suite 2615
                             Philadelphia, PA 19103


                                                December 31, 2001

Stuart Ditchek
1834 East 28 Street
Brooklyn, New York 11229

               Re: Contribution and Exchange Agreement by and among I-trax Health Management Solutions, Inc. (f/k/a I-Trax.com, Inc.) and I-trax, Inc., on the one hand, and Stuart Ditchek, A. David Fishman, Granton Marketing Nederland BV, and iSummit Partners, LLC, on the other hand, dated as of September 22, 2000, as amended by First Amendment dated as of February 7, 2001

Dear Stuart:

                  Reference is made to the above referenced Contribution and Exchange Agreement, as amended ("Exchange Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Exchange Agreement.

                  Intending to be legally bound, the Holding Company, I-trax and you hereby acknowledge and agree as follows:

                  1. Effective as of the date hereof, Stuart Ditchek hereby (a) surrenders to the Holding Company for cancellation an aggregate of Six Hundred Twenty Seven Thousand Five Hundred Two (627,502) I-trax Shares, and (b) agrees to assign Sixty Thousand (60,000) I-trax Shares to Mr. Haber. As a result, the Holding Company will issue to Dr. Ditchek a total of One Million Three Hundred Sixty Seven Thousand Six Hundred Twenty Nine (1,367,629) I-trax Shares.
                  2. Except as set forth in this letter agreement, the Exchange Agreement shall remain in full force and effect and references in this Exchange Agreement to "this Agreement", "the Agreement", "hereunder", "herein", "hereof" and words of like effect shall mean the Exchange Agreement as so amended by this letter agreement. This Letter Agreement may be executed in one or more counterparts and/or by facsimile, all of which taken together shall constitute one instrument.



                   [Signatures appear on the following page.]

                  If this letter agreement is acceptable to you, please signify in the space provided below.

                                            Sincerely,

I-TRAX HEALTH MANAGEMENT                    I-TRAX, INC.
SOLUTIONS, INC.
(F/K/A I-TRAX.COM, INC.)


/s/ Gary Reiss                              /s/ Gary Reiss
Name:    Gary Reiss                         Name:    Gary Reiss
Title:   Chief Operating Officer            Title:   Chief Operating Officer


Accepted, Acknowledged
 and Agreed to:



/s/ Stuart Ditchek
STUART DITCHEK